COLLATERAL PLEDGE AGREEMENT

    AGREEMENT made this 5 day of March, 1999, by and among TouchStone Software Corporation, a Delaware corporation with a principal place of business at 2124 Main Street, Huntington Beach, California 92648 (the "Debtor"), Lawrence Savings Bank, a Massachusetts savings bank with a principal place of business at 30 Massachusetts Avenue, North Andover, Massachusetts 01845 (the "Secured Party") and Unicore Software, Inc., formerly known as Unicore Acquisition Corp., a Massachusetts corporation with a principal place of business at 1538 Turnpike Street, North Andover, Massachusetts 01845 (the "Borrower").

    WHEREAS, the Borrower and the Secured Party are parties to those documents listed on Exhibit A hereto (collectively, the "Loan Documents");

    WHEREAS, pursuant to an Agreement and Plan of Acquisition dated March 5, 1999, the Borrower will be merged (the "Merger") with and into a wholly-owned subsidiary of the Debtor (the "Merger Sub"), with the Merger Sub as the surviving corporation;

    WHEREAS, the Merger and the consummation of the transactions contemplated thereby require the consent of the Secured Party pursuant to the terms of the Loan Documents and the Debtor has requested the written consent of the Secured Party to the Merger, which consent the Secured Party has agreed to give and which consent is evidenced by that certain Consent dated March 5, 1999 by the Secured Party in favor of the Borrower (the "Consent Agreement"); and

    WHEREAS, pursuant to the Consent Agreement, the Secured Party has agreed to the substitution of certain Collateral and the Debtor has agreed to replace certain collateral with respect to the Loan Documents in the form of a Certificate of Deposit in the amount of $710,000.00.

    NOW, THEREFORE, in consideration of the consent to the Merger by the Secured Party, the receipt and sufficiency of which is hereby acknowledged, the Debtor agrees as follows.

    1. Security Interest and Collateral. To secure the payment and performance of each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), the Debtor hereby grants the Secured Party a continuing security interest (herein called the "Security Interest")in all property of any kind now or at any time hereafter owned by the Debtor, or in which the Debtor may now or hereafter have an interest, which may now be or may at any time hereafter (i) come into the possession or control of the Secured Party or into the possession or control of the Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping; or (ii) be transferred or assigned to the Secured Party by any means permitted under Article 8 of the Uniform Commercial Code; together with all rights in connection with such property (herein called the "Collateral"). Collateral includes, but is not limited to, those items listed on Schedule "A" attached hereto.

    2. Representations, Warranties and Covenants. The Debtor represents, warrants and covenants that:

   (a) The Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by the Secured Party.

   (b) The Debtor is the sole legal and equitable owner of the Collateral free and clear of all liens, encumbrances, pledges, security interests and restrictions of every kind and nature, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

   (c) The Debtor will keep the Collateral free and clear of all liens, encumbrances, pledges and security interests, except the Security Interest.

   (d) The Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

   (e) At any time, upon request by the Secured Party, the Debtor will deliver to the Secured Party all notices, financial statements, reports or other communications received by the Debtor as an owner or holder of the Collateral.

   (f) The Debtor shall, at all times, maintain Collateral hereunder with a market value of not less than $710,000.00.

   (g) The Debtor will pay all legal fees incurred by the Secured Party relating to this transaction.

   (h) The Debtor has full corporate power and authority to execute this Agreement.

   (i) Except as required under this Agreement, the Debtor will not pledge, endorse or transfer the Collateral.

   (j) The Security Interest is a valid first lien position, superior to all others, and has been duly authorized by all necessary corporate action.


    3. Rights of the Secured Party. The Debtor agrees that the Secured Party may at any time, after the occurrence of an Event of Default hereunder and upon giving notice to the Debtor, (i) notify the obligor on or issuer of any Collateral to make payment to the Secured Party of any amounts due or distributable thereon; (ii) in the Debtor's name or the Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral; (iii) receive all proceeds of the Collateral; and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at the Secured Party's option, be applied in reduction of the Obligations, in such order of application as the Secured Party may determine, or be remitted to the Debtor.


    4. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) the Borrower or the Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or the Debtor shall fail to observe or perform any covenant or agreement herein binding on it; (ii) any representation or warranty by the Debtor set forth in this Agreement or made by the Borrower to the Secured Party in any financial statements or reports submitted to the Secured Party by or on behalf of the Borrower shall prove materially false or misleading; (iii) an Event of Default pursuant to the Loan Documents, or any related transaction documents; (iv) the filing of a petition in Bankruptcy by or against the Debtor or the execution of an Assignment for the Benefit of Creditors by the Debtor.


    5. Remedies upon Event of Default. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights or remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code as in effect from time to time in the Commonwealth of Massachusetts, and if notice to the Debtor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least five (5) calendar days prior to the date of intended disposition or other action; (iv) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other person or property (v) set off the Collateral against the Obligations.

    6. Miscellaneous. Any disposition of the Collateral in the manner provided in Section 5 shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's Option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given hereunder shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, or by telecopier to the party at its address or telecopier number, as the case may be, set forth above or, to the Debtor, at the most recent address or telecopier number shown on the Secured Party's records. The Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. The Debtor will reimburse the Secured Party for all expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. The Secured Party is hereby appointed the attorney-in-fact of the Debtor for the purpose of carrying out the provisions hereof. In the Event of Default, the Secured Party shall have the right and power to receive, endorse and collect all checks made payable to the order of the Debtor representing any distribution from the Collateral. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as the Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to the Secured Party by any Debtor solely or by both or several or all Debtors jointly or jointly and severally, and all property described in
Section 1 shall be included as part Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in part by one (or more) of them. This Agreement shall be governed by the internal laws (other than conflict laws) of the Commonwealth of Massachusetts and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in the Commonwealth of Massachusetts, shall have the meanings therein stated. Each party consents to the personal jurisdiction of the state and federal courts located in the Commonwealth of Massachusetts in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the Superior Court of Essex County, Massachusetts, or the United States District Court, District of Massachusetts. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.


    Notwithstanding the foregoing, the parties agree that all disputes, claims and controversies between them, whether arising from this Agreement or otherwise, including, without limitation, disputes sounding in contract or tort, shall be resolved in arbitration proceedings in Boston, Massachusetts, in accordance with the rules of the American Arbitration Association governing commercial arbitration. Such arbitration shall be commenced upon the written request of either party forwarded to the other in accordance with the notice provisions applicable to this Agreement and shall be conducted before a panel of three (3) arbitrators, one chosen by the Debtor, one chosen by the Secured Party and one appointed by said Association. No act to take or dispose of any Collateral securing this Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement, including, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or appointment of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning any Collateral securing this Agreement, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral securing this Agreement, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude either party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding and the commencement of an action for these purposes. Chapter 251 of the Massachusetts General laws, as amended (known as the "Uniform Arbitration Act for Commercial Disputes") shall apply to the construction, interpretation and enforcement of this arbitration provision.

              Executed as an instrument under seal as of the date first above written.



                                        TOUCHSTONE SOFTWARE CORPORATION

                                        By:_________________________________

                                        Its:________________________________

                                        LAWRENCE SAVINGS BANK

                                        By:_________________________________
                                               Mary E. McLemore,
                                               Vice President

Schedule "A""
(Collateral Description)

Certificate of Deposit No. 39702335 in the amount of $710,000.00 invested and deposited herewith with the Secured Party together with any additions to or substitutions for said Certificate of Deposit and any and all interest earned thereon and any and all dividends, interest or replacements or reimbursements thereof, distributions and proceeds of the same.